Exhibit 10.2

独家购买权协议

EXCLUSIVE OPTION AGREEMENT

本独家购买权协议（下称“本协议”）由以下各方于2019年5月25日在中华人民共和国（下称“中国”）六安签订：

This Exclusive Option Agreement (this “Agreement”) is executed by and among the following Parties as of May 25, 2019 in Lu’An City, the People’s Republic of China (“China” or the “PRC”):

甲方	安徽中瑞源生物科技有限公司（下称“质权人”），一家依照中国法律设立和存在的外商独资公司，地址为安徽省六安市舒城县汤池镇舒河路；

Party A:	Anhui Zhongruiyuan Biotechnology Co., Ltd. (hereinafter “Pledgee”), a wholly foreign owned enterprise, organized and existing under the laws of the PRC, with its address at Shuhe Road, Tangchi Town, Shucheng County, Lu’An City, Anhui Province;

乙方：	[ ]，一位中国公民，其身份证号码：[ ]；及
PartyB:	[ ], a Chinese citizen with Identification No.: [ ]; and

丙方：	丙方：安徽奥凯发油脂科技股份有限公司，一家依照中国法律设立和存在的股份有限责任公司，地址为安徽省六安市舒城县汤池镇舒河路

Party C:	Anhui Aokai Fa Grease Technology Co., Ltd., a joint stock limited company organized and existing under the laws of the PRC, with its address at Shuhe Road, Tangchi Town, Shucheng County, LuAn City, Anhui Province.

在本协议中，甲方、乙方和丙方以下各称“一方”，合称“各方”。

In this Agreement, each of Party A, Party B and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

鉴于：

Whereas:

1.	乙方是丙方的股东；在本协议签署日，乙方持有丙方[ ]%的股权，代表丙方注册资本人民币[ ]万元。

Party B is a shareholder of Party C and as of the date hereof holds [    ]% of equity interests of Party C, representing RMB[    ] in the registered capital of Party C.

2.	乙方同意通过本协议授予甲方一项独家购买权，甲方同意接受该独家购买权用以购买乙方在丙方所持有的全部或部分股权。

Party B agrees to grant Party A an exclusive right through this Agreement, and Party A agrees to accept such exclusive right to purchase all or part equity interest held by Party B in Party C.

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现各方协商一致，达成如下协议：

Now therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

1.	股权买卖

Sale and Purchase of Equity Interest

1.1	授予权利

Option Granted

鉴于甲方向乙方支付了人民币[    ]元作为对价，且乙方确认收到并认为该对价足够，乙方在此不可撤销地授予甲方在中国法律允许的前提下，按照甲方自行决定的行使步骤，并按照本协议第1.3条所述的价格，随时一次或多次从乙方购买或指定一人或多人（“被指定人”）从乙方购买其届时所持有的丙方的全部或部分股权的一项不可撤销的专有权（“股权购买权”）。除甲方和被指定人外，任何其他人均不得享有股权购买权或其他与乙方股权有关的权利。丙方特此同意乙方向甲方授予股权购买权。本款及本协议所规定的“人”指个人、公司、合营企业、合伙、企业、信托或非公司组织。

In consideration of the payment of RMB[    ] by Party A, the receipt and adequacy of which is hereby acknowledged by Party B, Party B hereby irrevocably grants Party A an irrevocable and exclusive right to purchase, or designate one or more persons (each, a “Designee”) to purchase the equity interests in Party C then held by Party B once or at multiple times at any time in part or in whole at Party A’s sole and absolute discretion to the extent permitted by Chinese laws and at the price described in Section 1.3 herein (such right being the “Equity Interest Purchase Option”). Except for Party A and the Designee(s), no other person shall be entitled to the Equity Interest Purchase Option or other rights with respect to the equity interests of Party B. Party C hereby agrees to the grant by Party B of the Equity Interest Purchase Option to Party A. The term “person” as used herein shall refer to individuals, corporations, partnerships, partners, enterprises, trusts or non-corporate organizations.

1.2	行使步骤

Steps for Exercise of Equity Interest Purchase Option

甲方行使其股权购买权以符合中国法律和法规的规定为前提。甲方行使股权购买权时，应向乙方发出书面通知（“股权购买通知”），股权购买通知应载明以下事项：(a)甲方或被指定人关于行使股权购买权的决定；(b)甲方或被指定人拟从乙方购买的股权份额(“被购买股权”)；和(c)被购买股权的购买日/转让日。

Subject to the provisions of the laws and regulations of China, Party A may exercise the Equity Interest Purchase Option by issuing a written notice to Party B (the “Equity Interest Purchase Option Notice”), specifying: (a) Party A’s or the Designee’s decision to exercise the Equity Interest Purchase Option; (b) the portion of equity interests to be purchased by Party A or the Designee from Party B (the “Optioned Interests”); and (c) the date for purchasing the Optioned Interests or the date for transfer of the Optioned Interests.

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1.3	股权买价

Equity Interest Purchase Price

被购买股权的买价（“基准买价”）应为人民币[    ]元。如果在甲方行权时中国法律所允许的最低价格高于基准买价，则转让价格应以中国法律所允许的最低价格为准（统称“股权买价”）。

The purchase price of the Optioned Interests (the “Base Price”) shall be RMB [    ]. If PRC law requires a minimum price higher than the Base Price when Party A exercises Equity Interest Purchase Option, the minimum price regulated by PRC law shall be the purchase price (collectively, the “Equity Interest Purchase Price”).

1.4	转让被购买股权

Transfer of Optioned Interests

甲方每次行使股权购买权时：

For each exercise of the Equity Interest Purchase Option by Party A:

1.4.1	乙方应责成丙方及时召开股东会会议，在该会议上，应通过批准乙方向甲方和/或被指定人转让被购买股权的决议；

Party B shall cause Party C to promptly convene a shareholders’ meeting, at which a resolution shall be adopted approving Party B’s transfer of the Optioned Interests to Party A and/or the Designee(s);

1.4.2	乙方应就其向甲方和/或被指定人转让被购买股权取得丙方其他股东同意该转让并放弃优先购买权的书面声明；

Party B shall obtain written statements from the other shareholders of Party C giving consent to the transfer of the equity interest to Party A and/or the Designee(s) and waiving any right of first refusal related thereto;

1.4.3	乙方应与甲方和/或被指定人（视情况而定）按照本协议及股权购买通知的规定，为每次转让签订股权转让合同；

Party B shall execute an equity interest transfer contract with respect to each transfer with Party A and/or each Designee (whichever is applicable), in accordance with the provisions of this Agreement and the Equity Interest Purchase Option Notice regarding the Optioned Interests;

1.4.4	有关方应签署所有其他所需合同、协议或文件，取得全部所需的政府批准和同意，并采取所有所需行动，在不附带任何担保权益的情况下，将被购买股权的有效所有权转移给甲方和/或被指定人并使甲方和/或被指定人成为被购买股权的登记在册所有人。为本款及本协议的目的，“担保权益”包括担保、抵押、第三方权利或权益，任何购股权、收购权、优先购买权、抵销权、所有权 扣留或其他担保安排等；但为了明确起见，不包括在本协议、乙方股权质押协议和乙方授权委托书项下产生的任何担保权益。本协议所规定的“乙方股权质押协议”指甲方、乙方和丙方于本协议签署之日签订的股权质押协议及对其的任何修改、修订或重述；本协议所规定的“乙方授权委托书”指乙方于本协议签署之日签署的授权甲方的授权委托书及对其的任何修改、修订或重述。

The relevant Parties shall execute all other necessary contracts, agreements or documents, obtain all necessary government licenses and permits and take all necessary actions to transfer valid ownership of the Optioned Interests to Party A and/or the Designee(s), unencumbered by any security interests, and cause Party A and/or the Designee(s) to become the registered owner(s) of the Optioned Interests. For the purpose of this Section and this Agreement, “security interests” shall include securities, mortgages, third party’s rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements, but shall be deemed to exclude any security interest created by this Agreement, Party B’s Equity Interest Pledge Agreement and Party B’s Power of Attorney. “Party B’s Equity Interest Pledge Agreement” as used in this Agreement shall refer to the Interest Pledge Agreement executed by and among Party A, Party B and Party C on the date hereof and any modification, amendment and restatement thereto. “Party B’s Power of Attorney” as used in this Agreement shall refer to the Power of Attorney executed by Party B on the date hereof granting Party A with power of attorney and any modification, amendment and restatement thereto.

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2.	承诺

Covenants

2.1	有关丙方的承诺

Covenants regarding Party C

乙方（作为丙方的股东）和丙方在此承诺：

Party B (as a shareholder of Party C) and Party C hereby covenant as follows:

2.1.1	未经甲方的事先书面同意，不以任何形式补充、更改或修改丙方公司章程文件，增加或减少其注册资本，或以其他方式改变其注册资本结构；

Without the prior written consent of Party A, they shall not in any manner supplement, change or amend the articles of association of Party C, increase or decrease its registered capital, or change its structure of registered capital in other manners;

2.1.2	按照良好的财务和商业标准及惯例，保持其公司的存续，取得和维持丙方从事业务所需的全部政府许可、证照，审慎地及有效地经营其业务和处理事务；

They shall maintain Party C’s corporate existence in accordance with good financial and business standards and practices, obtain and maintain all necessary government licenses and permits by prudently and effectively operating its business and handling its affairs;

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2.1.3	未经甲方的事先书面同意，不在本协议签署之日起的任何时间出售、转让、抵押或以其他方式处置丙方超过人民币10,000,000元以上的任何重大资产、业务或收入的合法或受益权益，或允许在其上设置任何其他担保权益；

Without the prior written consent of Party A, they shall not at any time following the date hereof, sell, transfer, mortgage or dispose of in any manner any material assets of Party C or legal or beneficial interest in the material business or revenues of Party C of more than RMB 10,000,000, or allow the encumbrance thereon of any security interest;

2.1.4	未经甲方的事先书面同意，不发生、继承、保证或容许存在任何债务，但正常或日常业务过程中产生而不是通过借款方式产生的应付账款除外；

Without the prior written consent of Party A, they shall not incur, inherit, guarantee or suffer the existence of any debt, except for payables incurred in the ordinary course of business other than through loans;

2.1.5	一直在正常业务过程中经营所有业务，以保持丙方的资产价值，不进行任何足以影响其经营状况和资产价值的作为/不作为；

They shall always operate all of Party C’s businesses in the ordinary course of business to maintain the asset value of Party C and refrain from any action/omission that may affect Party C’s operating status and asset value;

2.1.6	未经甲方的事先书面同意，不得让丙方签订任何重大合同，但在正常业务过程中签订的合同除外（就本段而言，如果一份合同的总金额超过人民币500,000元，即被视为重大合同）；

Without the prior written consent of Party A, they shall not cause Party C to execute any major contract, except the contracts in the ordinary course of business (for purpose of this subsection, a contract with a price exceeding RMB500,000 shall be deemed a major contract);

2.1.7	未经甲方的事先书面同意，丙方不得向任何人提供贷款或信贷；

Without the prior written consent of Party A, they shall not cause Party C to provide any person with any loan or credit;

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2.1.8	应甲方要求，向其提供所有关于丙方的营运和财务状况的资料；

They shall provide Party A with information on Party C’s business operations and financial condition at Party A’s request;

2.1.9	如甲方提出要求，丙方应从甲方接受的保险公司处购买和持有有关其资产和业务的保险，该保险的金额和险种应与经营类似业务的公司一致；

If requested by Party A, they shall procure and maintain insurance in respect of Party C’s assets and business from an insurance carrier acceptable to Party A, at an amount and type of coverage typical for companies that operate similar businesses;

2.1.10	未经甲方的事先书面同意，丙方不得与任何人合并或联合，或对任何人进行收购或投资；

Without the prior written consent of Party A, they shall not cause or permit Party C to merge, consolidate with, acquire or invest in any person;

2.1.11	将发生的或可能发生的与丙方资产、业务或收入有关的诉讼、仲裁或行政程序立即通知甲方；

They shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Party C’s assets, business or revenue;

2.1.12	为保持丙方对其全部资产的所有权，签署所有必要或适当的文件，采取所有必要或适当的行动，提出所有必要或适当的控告，并对所有索偿进行必要或适当的抗辩；

To maintain the ownership by Party C of all of its assets, they shall execute all necessary or appropriate documents, take all necessary or appropriate actions, file all necessary or appropriate complaints, and raise necessary or appropriate defenses against all claims;

2.1.13	未经甲方事先书面同意，不得以任何形式派发股息予各股东，但一经甲方要求，丙方应立即将其所有可分配利润全部立即分配给其各股东；

Without the prior written consent of Party A, they shall ensure that Party C shall not in any manner distribute dividends to its shareholders, provided that upon Party A’s written request, Party C shall immediately distribute all distributable profits to its shareholders;

2.1.14	根据甲方的要求，委任由其指定的任何人士出任丙方的董事或执行董事。

At the request of Party A, they shall appoint any person designated by Party A as the director or executive director of Party C.

2.1.15	未经甲方书面同意，不得从事任何与甲方或甲方的关联公司相竞争的业务；及

Without Party A’s prior written consent, they shall not engage in any business in competition with Party A or its affiliates; and

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2.1.16	除非中国法律强制要求，未经甲方书面同意，丙方不得解散或清算。

Unless otherwise required by PRC law, Party C shall not be dissolved or liquated without prior written consent by Party A.

2.2	乙方的承诺

Covenants of Party B

乙方承诺：

Party B hereby covenants as follows:

2.2.1	未经甲方的事先书面同意，不出售、转让、抵押或以其他方式处置其拥有的丙方的股权的合法或受益权益，或允许在其上设置任何其他担保权益，但根据乙方股权质押协议和乙方授权委托书设置的权益除外；

Without the prior written consent of Party A, Party B shall not sell, transfer, mortgage or dispose of in any other manner any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon, except for the interest placed in accordance with Party B’s Equity Interest Pledge Agreement and Party B’s Power of Attorney;

2.2.2	促使丙方股东会和/或董事（或执行董事）不批准在未经甲方的事先书面同意的情况下，出售、转让、抵押或以其他方式处置任何乙方持有之丙方的股权的合法权益或受益权，或允许在其上设置任何其他担保权益，但批准根据乙方股权质押协议和乙方授权委托书设置的权益除外；

Without the prior written consent of Party A, Party B shall cause the shareholders’ meeting and/or the directors (or the executive director) of Party C not to approve any sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, except for the interest placed in accordance with Party B’s Equity Interest Pledge Agreement and Party B’s Power of Attorney;

2.2.3	未经甲方的事先书面同意的情况下，对于丙方与任何人合并或联合，或对任何人进行收购或投资，乙方将促成丙方股东会和/或董事（或执行董事）不予批准；

Without the prior written consent of Party A, Party B shall cause the shareholders’ meeting or the directors (or the executive director) of Party C not to approve the merger or consolidation with any person, or the acquisition of or investment in any person;

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2.2.4	将发生的或可能发生的任何关于其所拥有的股权的诉讼、仲裁或行政程序立即通知甲方；

Party B shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the equity interests in Party C held by Party B;

2.2.5	促使丙方股东会或董事(或执行董事)表决赞成本协议规定的被购买股权的转让并应甲方之要求采取其他任何行动；

Party B shall cause the shareholders’ meeting or the directors (or the executive director) of Party C to vote their approval of the transfer of the Optioned Interests as set forth in this Agreement and to take any and all other actions that may be requested by Party A;

2.2.6	为保持其对股权的所有权，签署所有必要或适当的文件，采取所有必要或适当的行动，提出所有必要或适当的控告，并对所有索偿进行必要或适当的抗辩；

To the extent necessary to maintain Party B's ownership in Party C, Party B shall execute all necessary or appropriate documents, take all necessary or appropriate actions, file all necessary or appropriate complaints, and raise necessary or appropriate defenses against all claims;

2.2.7	应甲方的要求，委任由其指定的任何人士出任丙方的董事或执行董事；

Party B shall appoint any designee of Party A as the director or the executive director of Party C, at the request of Party A;

2.2.8	乙方在此放弃其对丙方其他股东向甲方转让股权所享有的优先购买权（如有），同意丙方其他股东与甲方、丙方签署与本协议、乙方股权质押协议和乙方授权委托书类似的独家购买权协议、股权质押协议和授权委托书，并保证不会采取与其他股东签署的任何该等文件相冲突的行为；

Party B hereby waives its right of first of refusal to transfer of equity interest by any other shareholder of Party C to Party A (if any), and gives consent to execution by each other shareholder of Party C with Party A and Party C the exclusive option agreement, the equity interest pledge agreement and the power of attorney similar to this Agreement, Party B’s Equity Interest Pledge Agreement and Party B’s Power of Attorney and undertakes not to take any action in conflict with such documents executed by the other shareholders;

2.2.9	如乙方从丙方获得任何利润、股息、分红、或清算所得，乙方应在遵从中国法律的前提下将其及时赠予甲方或甲方指定的任何人；和

Party B shall promptly donate any profit, interest, dividend or proceeds of liquidation to Party A or any other person designated by Party A to the extent permitted under applicable PRC laws; and

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2.2.10	严格遵守本协议及乙方、丙方与甲方共同或分别签订的其他协议的各项规定，切实履行该等协议项下的各项义务，并不进行任何足以影响该等协议的有效性和可执行性的作为/不作为。如果乙方对于本协议项下、乙方股权质押协议下或乙方授权委托书中的股权，还留存有任何权利，除非甲方书面指示，否则乙方仍不得行使该权利。

Party B shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by and among Party B, Party C and Party A, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. To the extent that Party B has any remaining rights with respect to the equity interests subject to this Agreement hereunder or under the Party B’s Equity Interest Pledge Agreement or under the Party B’s Power of Attorney, Party B shall not exercise such rights except in accordance with the written instructions of Party A.

3.	陈述和保证

Representations and Warranties

乙方和丙方特此在本协议签署之日和每一个转让日向甲方共同及分别陈述和保证如下：

Party B and Party C hereby represent and warrant to Party A, jointly and severally, as of the date of this Agreement and each date of transfer of the Optioned Interests, that:

3.1	其具有签订和交付本协议和其为一方的、根据本协议为每一次转让被购买股权而签订的任何股权转让合同(各称为“转让合同”)，并履行其在本协议和任何转让合同项下的义务的权力、能力和授权。乙方和丙方同意在甲方行使股权购买权时，他们将签署与本协议条款一致的转让合同。本协议和其是一方的各转让合同一旦签署后，构成或将对其构成合法、有效及具有约束力的义务并可按照其条款对其强制执行；

They have the power, capacity and authority to execute and deliver this Agreement and any equity interest transfer contracts to which they are parties concerning the Optioned Interests to be transferred thereunder (each, a “Transfer Contract”), and to perform their obligations under this Agreement and any Transfer Contracts. Party B and Party C agree to enter into Transfer Contracts consistent with the terms of this Agreement upon Party A’s exercise of the Equity Interest Purchase Option. This Agreement and the Transfer Contracts to which they are parties constitute or will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof;

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3.2	乙方和丙方已经取得第三方和政府部门的同意及批准（若需）以签署，交付和履行本协议；

Party B and Party C have obtained any and all approvals and consents from government authorities and third parties (if required) for execution, delivery and performance of this Agreement.

3.3	无论是本协议或任何转让合同的签署和交付还是其在本协议或任何转让合同项下的义务的履行均不会：(i)导致违反任何有关的中国法律；(ii)与丙方章程或其他组织文件相抵触；(iii)导致违反其是一方或对其有约束力的任何合同或文件，或构成其是一方或对其有约束力的任何合同或文件项下的违约；(iv)导致违反有关向任何一方颁发的任何许可或批准的授予和（或）继续有效的任何条件；或(v)导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件；

The execution and delivery of this Agreement or any Transfer Contracts and the obligations under this Agreement or any Transfer Contracts shall not: (i) cause any violation of any applicable laws of China; (ii) be inconsistent with the articles of association, bylaws or other organizational documents of Party C; (iii) cause the violation of any contracts or instruments to which they are a party or which are binding on them, or constitute any breach under any contracts or instruments to which they are a party or which are binding on them; (iv) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them; or (v) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;

3.4	乙方对其在丙方拥有的股权拥有良好和可出售的所有权，除乙方股权质押协议和乙方授权委托书外，乙方在上述股权上没有设置任何担保权益；

Party B has a good and merchantable title to the equity interests held by Party B in Party C. Except for Party B’s Equity Interest Pledge Agreement and Party B’s Power of Attorney, Party B has not placed any security interest on such equity interests;

3.5	丙方对所有资产拥有良好和可出售的所有权，丙方在上述资产上没有设置任何担保权益；

Party C has a good and merchantable title to all of its assets, and has not placed any security interest on the aforementioned assets;

3.6	丙方没有任何未偿还债务，除(i)在其正常的业务过程中发生的债务，及(ii)已向甲方披露及经甲方书面同意债务除外；

Party C does not have any outstanding debts, except for (i) debt incurred in the ordinary course of business; and (ii) debts disclosed to Party A for which Party A’s written consent has been obtained.

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3.7	丙方遵守适用于资产的收购的所有法律和法规；和

Party C has complied with all laws and regulations of China applicable to asset acquisitions; and

3.8	目前没有悬而未决的或构成威胁的与股权、丙方资产有关的或与丙方有关的诉讼、仲裁或行政程序。

There are no pending or threatened litigation, arbitration or administrative proceedings relating to the equity interests in Party C, assets of Party C or Party C.

4.	有效期

Effective Date and Term

本协议自各方正式签署之日起生效，本协议在乙方持有的丙方全部股权均根据本协议的约定依法转让至甲方和/或其指定的其他人名下后终止。

This Agreement shall become effective upon execution by the Parties, and remain effective until all equity interests held by Party B in Party C have been transferred or assigned to Party A and/or any other person designated by Party A in accordance with this Agreement.

5.	适用法律与争议解决

Governing Law and Resolution of Disputes

5.1	适用法律

Governing law

本协议的订立、效力、解释、履行、修改和终止以及争议解决均适用中国法律。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of PRC.

5.2	争议的解决方法

Methods of Resolution of Disputes

因解释和履行本协议而发生的任何争议，本协议各方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在北京进行。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its arbitration rules. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on all Parties.

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6.	税款、费用

Taxes and Fees

每一方应承担根据中国法律因准备和签署本协议和各转让合同以及完成本协议和各转让合同拟定的交易而由该方发生的或对其征收的任何和全部的转让和注册的税、花费和费用。

Each Party shall pay any and all transfer and registration tax, expenses and fees incurred thereby or levied thereon in accordance with the laws of China in connection with the preparation and execution of this Agreement and the Transfer Contracts, as well as the consummation of the transactions contemplated under this Agreement and the Transfer Contracts.

7.	通知

Notices

7.1	本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

7.1.1	通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在接收或拒收之日为有效送达日；

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of receipt or refusal at the address specified for notices;

7.1.2	通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

7.2	为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

7.2	为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方：	[ ]
Party A:	[ ]
地址：	[ ]
Address:	[ ]
收件人：	[ ]
Attn:	[ ]
电话：	86 10 [ ]
Phone:	86 10 [ ]
传真：	86 10 [ ]
Facsimile:	86 10 [ ]

乙方：	[ ]
Party B:	[ ]
地址：	[ ]
Address:	[ ]
电话：	[ ]
Phone:	[ ]
传真：	[ ]
Facsimile:	[ ]

丙方：	安徽奥凯发油脂科技股份有限公司
Party C:	Anhui Aokai Fa Grease Technology Co., Ltd.

地址：	安徽省六安市舒城县汤池镇舒河路
Address:	Shuhe Road, Tangchi Town, Shucheng County, LuAn City, Anhui Province
收件人：	[ ]
Attn:	[ ]
电话：	[ ]
Phone:	[ ]
传真：	[ ]
Facsimile:	[ ]

7.3	任何一方可按本条规定随时给其他方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

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8.	保密责任

Confidentiality

各方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到其他方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、董事、员工、法律或财务顾问披露之信息，而该股东、董事、员工、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方股东、董事、员工或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。

The Parties acknowledge that the existence and the terms of this Agreement, and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of other Parties, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

9.	进一步保证

Further Warranties

各方同意迅速签署为执行本协议的各项规定和目的而合理需要的或对其有利的文件，以及为执行本协议的各项规定和目的而采取合理需要的或对其有利的进一步行动。

The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement.

10.	违约责任

Breach of Agreement

10.1	若乙方或丙方实质性违反本协议项下所作的任何一项约定，甲方有权终止本协议和/或要求乙方或丙方给予损害赔偿；本第10条不应妨碍甲方在本协议下的任何其他权利；

If Party B or Party C conducts any material breach of any term of this Agreement, Party A shall have right to terminate this Agreement and/or require the Party B or Party C to compensate all damages; this Section 10 shall not prejudice any other rights of Party A herein;

10.2	除非法律另有规定，乙方或丙方在任何情况均无权利终止或解除本协议。

Party B or Party C shall not have any right to terminate this Agreement in any event unless otherwise required by applicable laws.

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11.	其他

Miscellaneous

11.1	修订、修改与补充

Amendment, change and supplement

对本协议作出修订、修改与补充，必须经每一方签署书面协议。

Any amendment, change and supplement to this Agreement shall require the execution of a written agreement by all of the Parties.

11.2	完整合同

Entire agreement

除了在本协议签署后所作出的书面修订、补充或修改以外，本协议构成本协议各方就本协议标的物所达成的完整合同，取代在此之前就本协议标的物所达成的所有口头或书面的协商、陈述和协议。

Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supercede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

11.3	标题

Headings

本协议的标题仅为方便阅读而设，不应被用来解释、说明或在其他方面影响本协议各项规定的含义。

The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

11.4	语言

Language

本协议以中文和英文书就，一式三份，甲乙丙三方各持一份。中英文版本具有同等效力。

This Agreement is written in both Chinese and English language in three copies, each Party having one copy. The Chinese version and English version shall have equal legal validity.

11.5	可分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那 些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

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11.6	继任者

Successors

本协议对各方各自的继任者和各方所允许的受让方应具有约束力并对其有利。

This Agreement shall be binding on and shall inure to the interest of the respective successors of the Parties and the permitted assigns of such Parties.

11.7	继续有效

Survival

11.7.1	本协议期满或提前终止前因本协议而发生的或到期的任何义务在本协议期满或提前终止后继续有效。

Any obligations that occur or that are due as a result of this Agreement upon the expiration or early termination of this Agreement shall survive the expiration or early termination thereof.

11.7.2	本协议第5、8、10条和本第11.7条的规定在本协议终止后继续有效。

The provisions of Sections 5, 8, 10 and this Section 11.7 shall survive the termination of this Agreement.

11.8	弃权

Waivers

任何一方可以对本协议的条款和条件作出弃权，但必须经书面作出并经各方签字。一方在某种情况下就其他方的违约所作的弃权不应被视为该方在其他情况下就类似的违约已经对其他方作出弃权。

Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and shall require the signatures of the Parties. No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

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有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本独家购买权协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement as of the date first above written.

甲方：	安徽中瑞源生物科技有限公司
Party A:	Anhui Zhongruiyuan Biotechnology Co., Ltd.

签字：
By:
姓名：	王娉婷
Name:	Pingting Wang
职位：	法定代表人
Title:	Legal Representative

乙方：
Party B:

签署：
By:

丙方：	安徽奥凯发油脂科技股份有限公司
Party C:	Anhui Aokai Fa Grease Technology Co., Ltd.

签字：
By:
姓名：	常曙光
Name:	Shuguang Chang
职位：	法定代表人
Title:	Legal Representative

Schedule of Material Differences

One or more person signed an exclusive option agreement under this form. Pursuant to Instruction ii to Item 601 of Regulation S-K, the Registrant may only file this form as an exhibit with a schedule setting forth the material details in which the executed agreements differ from this form:

No.	Name of Party B	Party B’s Ownership % of Party C	Consideration for the Option Granted (RMB)	ID Card No. of Party B
1	Tingyin Zhang	7.74%	8,412,244	[*]
2	Pingting Wang	41.77%	45,398,864	[*]
3	Shuguang Chang	1.45%	1,573,000	[*]
4	Debao Ke	1.13%	1,227,357	[*]
5	Zhenhua Zhu	1.01%	1,097,233	[*]
6	Chunzhi Zhang	0.36%	387,762	[*]
7	Pingai Wei	0.57%	617,541	[*]
8	Ping Zhao	0.30%	323,232	[*]
9	Wenlian Wu	0.18%	200,000	[*]
10	Chuanhong Fu	0.63%	688,888	[*]
11	Jingchang Zhu	0.56%	609,228	[*]
12	Yanhong Wu	0.81%	884,829	[*]
13	Xinhua Qi	0.37%	397,575	[*]
14	Jier Liu	0.38%	412,743	[*]
15	Benchu Xia	0.28%	300,037	[*]
16	Quan Li	0.36%	389,249	[*]
17	Zhongrong Gu	0.35%	381,869	[*]
18	Quansheng Shao	0.19%	201,205	[*]
19	Jun Li	0.35%	384,801	[*]
20	Jinian Yu	0.31%	338,376	[*]
21	Hao Zhang	0.48%	526,549	[*]
22	Lingjian Meng	0.12%	135,000	[*]
23	Xiang Fei	0.23%	250,000	[*]
24	Shidong Zhao	0.53%	578,353	[*]
25	Changsheng Xiang	0.31%	333,888	[*]
26	Chunlu Zhou	0.26%	288,000	[*]
27	Yiqin Xu	0.21%	228,408	[*]
28	Desheng Xu	0.33%	355,169	[*]
29	Junhua Yang	0.23%	250,693	[*]
30	Huiling Wu	0.60%	654,793	[*]
31	Zhiling Wu	0.81%	877,465	[*]
32	Zhaowen Hua	0.21%	233,472	[*]
33	Changjun Wu	0.30%	321,558	[*]
34	Tingdong Xu	0.48%	524,761	[*]
35	Shuying Sun	1.22%	1,324,689	[*]
36	Hongjuan Zhao	0.54%	588,175	[*]

No.	Name of Party B	Party B’s Ownership % of Party C	Consideration for the Option Granted (RMB)	ID Card No. of Party B
37	Chuanwei Ge	0.20%	213,194	[*]
38	Duo Qin	1.20%	1,302,721	[*]
39	Xiuping Su	0.77%	838,171	[*]
40	Zuowen Wang	0.18%	200,000	[*]
41	Bao Liu	0.16%	169,545	[*]
42	Changsheng Chen	0.44%	473,228	[*]
43	Jinzhu Li	0.19%	208,882	[*]
44	Dengzhou Yao	1.34%	1,456,580	[*]
45	Zhongping Zhang	1.38%	1,500,000	[*]
46	Zhensheng Chang	1.47%	1,600,000	[*]
47	Pengfei Wang	1.70%	1,850,000	[*]
48	Jingjing Cheng	1.15%	1,245,000	[*]
49	Jinshou Ni	1.66%	1,800,000	[*]
50	Mingjun Lv	1.70%	1,850,000	[*]
51	Shengyong Wang	1.12%	1,217,982	[*]
52	Tingting Zhang	0.15%	160,000	[*]
53	Huanhuan Huang	0.46%	500,000	[*]
54	Jiaran Gu	0.74%	800,000	[*]
55	Hexiang Wu	0.18%	200,000	[*]
56	Shutian Chen	0.32%	350,000	[*]
57	Guangxin Li	0.28%	300,000	[*]
58	Jun Fan	0.13%	145,000	[*]
59	Lanfen Qian	0.11%	119,358	[*]
60	Dehu Xiong	0.11%	117,000	[*]
61	Dongdong Xu	0.10%	113,000	[*]
62	Qin Yuan	0.14%	150,000	[*]
63	Chunsheng Ni	0.09%	100,000	[*]
64	Xiankui Chen	0.04%	40,649	[*]
65	Changguo Wang	0.04%	40,000	[*]
66	Sainan Fang	0.04%	40,000	[*]
67	Linghua Kong	0.06%	60,000	[*]
68	Xiangyu Zhang	0.07%	77,500	[*]
69	Lihong Huang	0.12%	130,000	[*]
70	Guan Le	0.06%	60,000	[*]
71	Qi Wang	0.06%	60,000	[*]
72	Renhui Guo	0.14%	150,000	[*]
73	Wei Liang	0.05%	50,000	[*]
74	Ming Yu	0.17%	188,000	[*]
75	Yiping Zeng	0.06%	60,000	[*]
76	Yin Wang	0.04%	40,000	[*]
77	Yongping Wang	0.18%	200,000	[*]
78	Xiuzhi Xiao	0.05%	50,000	[*]

No.	Name of Party B	Party B’s Ownership % of Party C	Consideration for the Option Granted (RMB)	ID Card No. of Party B
79	Jingping Xiao	0.21%	228,000	[*]
80	Junzhe Tian	0.31%	336,000	[*]
81	Chen Qian	0.09%	100,000	[*]
82	Longkuang Yu	0.09%	100,000	[*]
83	Shuen Wang	0.05%	50,000	[*]
84	Gongrong Wei	0.11%	120,000	[*]
85	Jufen Qian	0.09%	100,000	[*]
86	Changfei Zhu	0.06%	60,000	[*]
87	Bing Xu	0.06%	60,000	[*]
88	Honglan Jin	0.09%	100,000	[*]
89	Fei Pei	0.11%	117,000	[*]
90	Guang Hu	0.09%	103,000	[*]
91	Bin Xiao	0.14%	150,000	[*]
92	Ling Cheng	0.09%	100,000	[*]
93	Yue Cheng	0.09%	100,000	[*]
94	Jianxiong Xie	0.11%	123,000	[*]
95	Changgao Wang	0.20%	214,000	[*]
96	Min Hu	0.28%	300,000	[*]
97	Qiong Pan	0.18%	200,000	[*]
98	Donghua Wu	0.06%	60,000	[*]
99	Min Tian	0.09%	100,000	[*]
100	Jie Tian	0.11%	120,000	[*]
101	Mingdong Li	0.08%	¥90,000	[*]
102	Fangguo Liu	0.10%	110,000	[*]
103	Na Wei	0.29%	310,000	[*]
104	Yuxia Ba	0.05%	50,000	[*]
105	Honghuan Wang	0.05%	50,000	[*]
106	Yuqiong Fang	0.03%	¥30,000	[*]
107	Yihong Wu	0.03%	¥30,000	[*]
108	Heqian Shang	0.21%	¥232,756	[*]
109	Jie Zhao	0.17%	¥180,000	[*]
110	Yaping Shi	0.15%	¥160,000	[*]
111	Fengxia Wu	0.08%	¥90,000	[*]
112	Xiaodie Zhang	0.83%	¥901,000	[*]

No.	Name of Party B	Party B’s Ownership % of Party C	Consideration for the Option Granted (RMB)	ID Card No. of Party B
113	Xinmin Tao	0.47%	509,000	[*]
114	Xunying Shen	0.12%	131,000	[*]
115	Jing Tang	0.14%	150,000	[*]
116	Yumin Zha	0.09%	100,000	[*]
117	Yuanzhang Li	0.05%	52,000	[*]
118	Min Qu	0.25%	270,000	[*]
119	Daoxin Ye	0.19%	202,707	[*]
120	Guitian Yue	0.05%	50,000	[*]
121	Yuxia Li	0.07%	80,000	[*]
122	Xiuying Wang	0.05%	50,000	[*]
123	Changcui Wang	0.05%	50,000	[*]
124	Chunxiang Zhao	0.08%	83,279	[*]
125	Xiulong Xie	0.14%	150,000	[*]
126	Liling Jiang	0.06%	60,000	[*]
127	Bangjin Wu	0.07%	75,164	[*]
128	Hong Xu	0.05%	50,000	[*]
129	Yu Huo	0.85%	920,000	[*]
130	Ailing Ren	0.15%	166,000	[*]
131	Fei Yao	0.97%	1,050,000	[*]
132	Tongfa Chen	0.05%	50,000	[*]
133	Bin Sun	0.11%	120,000	[*]
134	Mei Tong	0.11%	115,000	[*]
135	Xiaoran Lv	0.96%	1,040,000	[*]
136	Qiujiao Yang	0.06%	63,174	[*]
137	Mei Li	0.24%	260,000	[*]
138	Hui Li	0.09%	100,000	[*]
139	Lingfang Wu	0.22%	240,000	[*]
140	Min Xu	0.13%	140,000	[*]
141	Changsheng Zheng	0.09%	100,000	[*]
142	Jiangfei Chang	1.01%	1,100,000	[*]
143	Lei Du	1.14%	1,234,104	[*]
144	Yonghong Wang	0.92%	1,000,000	[*]
145	Yi Ding	0.74%	800,000	[*]
146	Xiaofen Fan	0.37%	400,000	[*]
147	Wei Mao	0.59%	640,000	[*]